Income Taxes	12 Months Ended
Mar. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The sources of income (loss) from continuing operations, before income taxes, classified between domestic entities and those entities domiciled outside of the United States, are as follows:

	Fiscal Years Ended
(in millions)	March 31, 2018	March 31, 2017	April 1, 2016
Domestic entities	$454	$(157)	$(222)
Entities outside the United States	850	(17)	232
Total	$1,304	$(174)	$10

On December 22, 2017, the President of the United States signed into law comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Act"). The Act makes significant changes to the Internal Revenue Code of 1986 with varying effective dates. The Act reduces the maximum corporate income tax rate to 21% effective as of January 1, 2018, requires companies to pay a one-time transition tax on certain un-repatriated earnings of foreign subsidiaries, broadens the tax base, generally eliminates U.S. federal income taxes on dividends from foreign subsidiaries, creates a new limitation on the deductibility of interest expense, limits the deductibility of certain executive compensation, and allows for immediate capital expensing of certain qualified property. It also requires companies to pay minimum taxes on foreign earnings and subjects certain payments from U.S. corporations to foreign related parties to additional taxes. As a fiscal year taxpayer, the Company will not be subject to many of the tax law provisions until fiscal year 2019; however, GAAP requires companies to revalue their deferred tax assets and liabilities with resulting tax effects accounted for in the reporting period of enactment including retroactive effects. Section 15 of the Internal Revenue Code stipulates that the Company's fiscal year ending March 31, 2018, has a weighted corporate U.S. federal income tax rate of 31.5%, which is based on the applicable tax rates before and after the effective date of the Act and the number of days in the Company's federal tax year ending on October 31st.

The SEC staff issued SAB 118, which provides guidance on accounting for the tax effects of the Act in the reporting period of the enactment. SAB 118 provides a measurement period that should not extend beyond one year from the Act enactment date for companies to complete the accounting under ASC 740 "Income Taxes." In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Act for which the accounting under ASC 740 is complete. To the extent that a company’s accounting for certain income tax effects of the Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Act.

Based on a preliminary assessment of the Act, the Company believes that the most significant impact on the Company’s financial statements are as follows:

Reduction of U.S. federal corporate income tax rate: As discussed above, the Act reduces the corporate tax rate to 21%, effective January 1, 2018. For the period ending December 31, 2017 the Company recorded a deferred income tax discrete benefit of $320 million, resulting in a $320 million decrease in net deferred tax liabilities. Based on calculating the deferred tax balances as of March 31, 2018, we recognized an additional measurement-period adjustment of $18 million, with a corresponding adjustment of $18 million to income tax benefit during the period. The effect of the additional measurement-period adjustment on the fiscal 2018 effective tax rate was not material. The Company has recorded a total provisional deferred income tax benefit of $338 million, resulting in a $338 million decrease in net deferred tax liabilities as of March 31, 2018. Due to the Company’s federal tax year ending October 31, 2018 the Company is required to determine the reversal period of the deferred tax assets and liabilities recorded as of March 31, 2018 to finalize the estimate of the rate reduction. The Company has estimated the reversal based on expected changes in the deferred tax balances. The estimate will be finalized prior to the end of the measurement period when the reversal of the deferred tax assets and liabilities is known.

Deemed Repatriation Transition Tax: The deemed repatriation one-time transition tax is a tax on previously untaxed accumulated and current earnings and profits (E&P) of certain of the Company's foreign subsidiaries. To determine the amount of the transition tax, the Company must determine, in addition to other factors, the amount of post-1986 E&P of the relevant foreign subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. The Company was able to make a reasonable estimate of the federal transition tax in the period of enactment and recorded a provisional income tax expense and related liability of $386 million. Based on revised E&P computations and updated non-US income tax amounts that were calculated during the reporting period, we recognized an additional measurement-period adjustment and reduced the transition tax obligation by $25 million, with a corresponding adjustment of $25 million to income tax benefit during the period. The effect of the measurement-period adjustment on the 2018 effective tax rate was not material. The total transition tax obligation to date of $361 million has been recorded, with a corresponding reduction of $361 million to income tax benefit. The transition tax obligation is payable over up to eight years. The Company is continuing to gather additional information to compute the amount of the transition tax, including further analysis regarding the amount and composition of the Company’s and HPES’s historical foreign earnings and non-US income taxes. HPES also has a federal tax year end of October 31st and therefore the prior year federal tax return has not been finalized.

Permanent reinvestment assertion: Beginning in 2018, the Act provides a 100% deduction for dividends received from 10-percent owned foreign corporations by U.S. corporate shareholders, subject to a one-year holding period. Although dividend income is now exempt from U.S. federal tax for U.S. corporate shareholders, companies must still account for the tax consequences of outside basis differences and other tax impacts of their investments in non-U.S. subsidiaries. For the period ending December 31, 2017 the Company recorded a provisional estimate for those subsidiaries for which we were able to make a reasonable estimate of the tax effects of such repatriation for withholding taxes, state taxes, and India DDT of $8 million, $27 million and $80 million, respectively. Based on actual amounts for the fiscal year, we recognized an additional measurement-period adjustment of $16 million. The effect of the measurement-period adjustment on the fiscal 2018 effective tax rate was not material. For those subsidiaries for which we were able to make a reasonable estimate of the tax effects of such repatriation, we have recorded a total provisional estimate for withholding taxes, state taxes, and India DDT of $12 million, $7 million and $80 million, respectively. The Company needs additional time to analyze the foreign tax rules for all of their foreign subsidiaries. In addition, guidance may be released by various state jurisdictions, which could also impact these estimates.

Executive compensation: As a result of changes made by the Act, starting with compensation paid in fiscal 2019, Section 162(m) will limit us from deducting compensation, including performance-based compensation, in excess of $1 million paid to anyone who, starting in 2018, serves as the Chief Executive Officer or Chief Financial Officer, or who is among the three most highly compensated executive officers for any fiscal year. The only exception to this rule is for compensation that is paid pursuant to a binding contract in effect on November 2, 2017 that would have otherwise been deductible under the prior Section 162(m) rules. Accordingly, any compensation paid in the future pursuant to new compensation arrangements entered into after November 2, 2017, even if performance-based, will count towards the $1 million fiscal year deduction limit if paid to a covered executive. For the period ending December 31, 2017 the Company’s analysis was incomplete and a provisional estimate was not recorded. In the current period the Company recorded a provisional estimate of $2 million for executive compensation impact, which reduced the income tax benefit. The Company is in process of completing an analysis of the binding contract requirement on the various compensation plans to determine the impact of the law change.

Capital expensing: For the period ending December 31, 2017 the Company’s analysis was incomplete and a provisional estimate was not recorded. In the current period the Company recorded a provisional benefit of $87 million based on its intent to fully expense all qualifying expenses. This resulted in a decrease of approximately $87 million to the Company's current income taxes payable and a corresponding increase in its net deferred tax liabilities. The income tax effects for this change in law require further analysis due to the volume of data required to complete the calculations.

The Company's accounting for the following elements of the Act is incomplete, and it is not yet able to make reasonable estimates of the effects. Therefore, no provisional adjustments were recorded.

Global intangible low taxed income (GILTI): The Act creates a new requirement that certain income (i.e., GILTI) earned by controlled foreign corporations (CFCs) must be included currently in the gross income of the CFCs’ U.S. shareholder for taxable years of foreign corporations beginning after December 31, 2017. GILTI is the excess of the shareholder’s “net CFC tested income” over the net deemed tangible income return, which is currently defined as the excess of (1) 10 percent of the aggregate of the U.S. shareholder’s pro rata share of the qualified business asset investment of each CFC with respect to which it is a U.S. shareholder over (2) the amount of certain interest expense taken into account in the determination of net CFC-tested income.

Because of the complexity of the new GILTI tax rules, the Company is continuing to evaluate this provision of the Act and the application of ASC 740. Under GAAP, the Company is allowed to make an accounting policy choice of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the “period cost method”) or (2) factoring such amounts into a company’s measurement of its deferred taxes (the “deferred method”). The Company's selection of an accounting policy with respect to the new GILTI tax rules will depend, in part, on analyzing its global income to determine whether we expect to have future U.S. inclusions in taxable income related to GILTI and, if so, what the impact is expected to be for the Company. Because whether the Company expects to have future U.S. inclusions in taxable income related to GILTI depends not only on its current structure and estimated future results of global operations, but also its intent and ability to modify its structure and business, the Company is not yet able to reasonably estimate the effect of this provision of the Act in the current reporting period. Therefore, the Company has not made any adjustments related to potential GILTI tax in its financial statements and has not made an accounting policy decision.

Base Erosion and Anti-Abuse Tax (BEAT): The Act creates a new minimum tax. For tax years beginning after December 31, 2017, a corporation is potentially subject to tax under the BEAT provision if the federal tax group has sufficient gross receipts and derives a sufficient level of “base erosion tax benefits.” Under the BEAT, a corporation must pay a base erosion minimum tax amount (BEMTA) in addition to its regular tax liability after credits. The BEMTA is generally equal to the excess of (1) a fixed percentage of a corporation’s modified taxable income (taxable income determined without regard to any base erosion tax benefit related to any base erosion payment, and without regard to a portion of its NOL deduction) over (2) its regular tax liability (reduced by certain credits). The fixed percentage is generally 5 percent for taxable years beginning in 2018, 10 percent for years beginning after 2018 and before 2026, and 12.5 percent for years after 2025.

The Company is evaluating the impact of this BEAT provision on our current operating model and considering making modifications to our operating model once additional formal guidance is issued by the US tax authorities that will clarify the ambiguities of the BEAT provision.

Due to anticipated future guidance to be issued by the IRS, interpretation of the changes in tax law and analysis of the information required to complete the calculations, the amounts recorded as a result of the Act in the period are provisional and subject to material changes. The Company will continue to analyze the Act’s impact on its financial statements and adjust the provisional amounts recorded as our analysis is completed, no later than December 2018.

The income tax benefit on income (loss) from continuing operations is comprised of:

	Fiscal Years Ended
(in millions)	March 31, 2018	March 31, 2017	April 1, 2016
Current:
Federal	$392	$(32)	$(79)
State	16	14	(22)
Foreign	247	36	59
	655	18	(42)
Deferred:
Federal	(899)	(7)	(39)
State	(59)	(1)	48
Foreign	61	(84)	(29)
	(897)	(92)	(20)
Total income tax benefit	$(242)	$(74)	$(62)

The current benefit for fiscal 2018 includes $332 million of non-current transition tax. The current (benefit) expense for fiscal 2018, 2017 and 2016, includes interest and penalties of $2 million, $(9) million and $(4) million, respectively, for uncertain tax positions.

As a result of the HPES Merger and changes in U.S. cash requirements, a deferred tax liability $542 million was recorded for U.S. income taxes based on the estimated historical taxable earnings of the HPES foreign subsidiaries. In addition, the Company recorded an estimated liability of $50 million for India DDT tax based on estimated historical taxable earnings of the HPES India subsidiary. These liabilities were recorded as part of acquisition accounting.

As a result of the Act, the Company changed its permanent reinvestment assertion on the remaining CSC foreign subsidiaries and will no longer consider current and accumulated earnings for all non-U.S. subsidiaries permanently reinvested, except for current year Indian earnings. A deferred tax liability of $554 million has been released and the Company's estimated liability for India DDT was increased by $30 million to $80 million to include estimated historical taxable earnings for CSC Indian subsidiaries. During the current period, the Company distributed $153 million of intercompany dividends incurring and paying $31 million of DDT upon distribution. For those investments from which the Company was not able to make a reasonable estimate, it has not recorded any deferred taxes. The Company will record the tax effects of the change in its assertion with respect to these subsidiaries and disclose any unrecognized deferred tax liability for temporary differences related to its foreign investments, if practicable, in the period that it is first able to make a reasonable estimate, no later than December 2018.

In connection with the HPES Merger, the Company entered into a tax matters agreement with HPE. HPE generally will be responsible for pre-HPES Merger tax liabilities including adjustments made by tax authorities to HPES U.S. and non-U.S. income tax returns. Likewise, DXC is liable to HPE for income tax receivables and refunds which it receives related to pre-HPES Merger periods. Pursuant to the tax matters agreement, the Company recorded a net payable of $27 million due to $110 million of tax indemnification receivable related to uncertain tax positions net of related deferred tax benefits, $75 million of tax indemnification receivable related to other tax payables and $212 million of tax indemnification payable related to other tax receivables. Of these amounts, $74 million of indemnification receivables and $162 million of indemnification payables were classified as assets and liabilities of discontinued operations.

In connection with the USPS Separation, the Company entered into a tax matters agreement with Perspecta. Pursuant to the tax matters agreement, the Company generally will be responsible for tax liabilities arising prior to the USPS Separation. Income tax liabilities transferred to Perspecta primarily relate to pre-HPES Merger periods, for which the Company is indemnified by HPE pursuant to the tax matters agreement between the Company and HPE. The Company remains liable to HPE for tax receivables and refunds which it receives from Perspecta related to pre-HPES Merger periods that were transferred to Perspecta. The income tax assets and liabilities that were part of the balances classified as assets and liabilities of discontinued operations includes $60 million of uncertain tax position liabilities, including interest, and income tax receivables of $162 million.

The major elements contributing to the difference between the U.S. federal statutory tax rate of 31.5% and the effective tax rate ("ETR") for continuing operations are as follows:

	Fiscal Years Ended
	March 31, 2018	March 31, 2017	April 1, 2016
Statutory rate	31.5%	(35.0)%	35.0%
State income tax, net of federal tax	2.0	(4.0)	(145.7)
United States Tax Reform	(40.6)	—	—
Change in Indefinite Reinvestment Assertion	3.3	—	—
Loss of attributes due to merger	5.1	—	—
Change in uncertain tax positions	(0.2)	(3.4)	(685.0)
Foreign tax rate differential	(5.7)	(41.1)	(377.4)
Capitalized transaction costs	1.0	12.1	22.3
Change in valuation allowances	(7.7)	34.3	743.6
Excess tax benefits for stock compensation	(3.0)	(11.3)	(230.0)
Prepaid tax asset amortization	0.3	7.1	78.8
Income Tax and Foreign Tax Credits	(7.6)	(2.0)	(58.0)
Other items, net	3.0	0.8	(3.6)
Effective tax rate	(18.6)%	(42.5)%	(620.0)%

In fiscal 2018, the ETR was primarily impacted by the effects of the Act:

•
The release of a deferred tax liability relating to the outside basis difference of foreign subsidiaries which increased the income tax benefit and decreased the ETR by $554 million and 42.5%, respectively.

•	The accrual of the one-time transition tax on estimated unremitted foreign earnings which decreased the income tax benefit and increased the ETR by $361 million and 27.7%, respectively.

•	The remeasurement of deferred tax assets and liabilities as a result of the Act, which increased the income tax benefit and decreased the ETR by $338 million and 25.9%, respectively.

In fiscal 2017, the ETR was primarily impacted by:

•
A change in the valuation allowance that primarily consists of an aggregate income tax detriment for the increase in the valuation allowances on tax attributes in the United States, Germany and Luxembourg, which decreased the overall income tax benefit and decreased the ETR by $135 million and 78%, respectively. Offset by an income tax benefit from the release of valuation allowances on tax attributes in Denmark, Japan and the United Kingdom which increased the overall income tax benefit and increased the ETR by $75 million and 43%, respectively.

•
An income tax detriment for transaction costs incurred that are not deductible for tax purposes, which resulted in a decrease to the overall tax benefit and decreased the ETR by $21 million and 12.1%, respectively.

•
An income tax benefit from excess tax benefits realized from employee share-based payment awards, which resulted in an increase in the overall income tax benefit and increased the ETR by $20 million and 11.3%, respectively.

In fiscal 2016, the ETR was primarily impacted by:

•
The early adoption of ASU 2016-09 “Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting” resulted in a tax benefit from the excess tax benefits realized from share options vested or exercised. This increased the overall income tax benefit and the ETR by $23 million and 230%, respectively.

•
Local losses on investments in Luxembourg (i) increased the valuation allowance and the ETR by $47 million and 470%, respectively, and (ii) decreased the foreign rate differential and ETR by $47 million and by 470%, respectively.

•
An increase in the overall valuation allowance primarily due to the divestiture of the Company's former NPS business division, which resulted in an increase in the valuation allowances related to state net operating losses and state tax credits. This decreased the overall income tax benefit and ETR by $27 million and 270%, respectively.

•
The release of a liability for uncertain tax positions following the closure of the U.K. tax audit for fiscal 2010 to 2012. This increased the overall income tax benefit by $58 million and the ETR by 580%.

•	The Company recognized adjustments to uncertain tax positions in the United States that increased the overall income tax benefit by $24 million and the ETR by 240%, respectively.

The deferred tax assets (liabilities) were as follows:

	As of
(in millions)	March 31, 2018	March 31, 2017
Deferred tax assets
Employee benefits	$156	$172
Tax loss/credit carryforwards	1,665	1,307
Accrued interest	18	16
Contract accounting	134	89
Other assets	232	83
Total deferred tax assets	2,205	1,667
Valuation allowance	(1,440)	(1,094)
Net deferred tax assets	765	573

Deferred tax liabilities
Depreciation and amortization	(888)	(282)
Investment basis differences	(62)	(103)
Other liabilities	(94)	(45)
Total deferred tax liabilities	(1,044)	(430)

Total net deferred tax assets (liabilities)	$(279)	$143

Income tax related assets are included in the accompanying balance sheets as follows:

	As of
(in millions)	March 31, 2018	March 31, 2017
Current:
Income tax receivables	$154	$146
	$154	$146
Non-current:
Income taxes receivable and prepaid taxes	$30	$50
Deferred tax assets	373	381
	$403	$431

Total	$557	$577

Income tax related liabilities are included in the accompanying balance sheet as follows:

	As of
(in millions)	March 31, 2018	March 31, 2017
Current:
Liability for uncertain tax positions	$(15)	$(17)
Income taxes payable	(112)	(21)
	$(127)	$(38)
Non-current:
Deferred taxes	(652)	(238)
Income taxes payable	(278)	—
Liability for uncertain tax positions	(236)	(185)
	$(1,166)	$(423)

Total	$(1,293)	$(461)

Significant management judgment is required in determining the Company's provision for income taxes, deferred tax assets and liabilities and any valuation allowance recorded against deferred tax assets. A valuation allowance has been recorded against deferred tax assets of approximately $1.4 billion as of March 31, 2018 due to uncertainties related to the ability to utilize these assets. In assessing whether its deferred tax assets are realizable, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized and adjusts the valuation allowance accordingly. In determining whether the deferred tax assets are realizable, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, taxable income in prior carryback years, projected future taxable income, tax planning strategies and recent financial operations. Valuation allowances are evaluated as of the balance sheet date and will be subject to change in each future reporting period as a result of changes in various factors. The net increase in the valuation allowance of $346 million in fiscal 2018, is primarily due to the acquired valuation allowance balances of HPES of $287 million, current year restructuring costs and losses not benefited in non-U.S. jurisdictions including Germany, Denmark, France, and currency translation of $152 million mainly in Luxembourg; reduced by the release of valuation allowances in non-U.S. jurisdictions and certain state income tax carry-forwards and a write-off of state tax capital losses due to expiration. The release of valuation allowances is due to objectively verifiable positive evidence including improved earnings and three years of cumulative profits outweighing the negative evidence.

The following table provides information on the Company's various tax carryforwards:

	As of March 31, 2018				As of March 31, 2017
(in millions)	Total	With No Expiration	With Expiration	Expiration Dates Through	Total	With No Expiration	With Expiration	Expiration Dates Through
Net operating loss carryforwards
Federal	$41	$—	$41	2037	$65	$—	$65	2037
State	$873	$—	$873	2038	$911	$—	$911	2037
Foreign	$6,522	$6,287	$235	2038	$4,608	$4,537	$71	2036
Tax credit carryforwards
Federal	$—	$—	$—	N/A	$7	$—	$7	2024
State	$28	$7	$21	2038	$45	$10	$35	2026
Foreign	$21	$—	$21	2020	$10	$—	$10	2020
Capital loss carryforwards
Federal	$—	$—	$—	N/A	$—	$—	$—	N/A
State	$—	$—	$—	N/A	$289	$—	$289	2018
Foreign	$240	$193	$47	2023	$235	$235	$—	N/A

The Company is currently the beneficiary of tax holiday incentives in India and Malaysia, which expire in various fiscal years through 2026. As a result of these tax holiday incentives, the Company recorded an income tax benefit of approximately $5 million, $1 million and $2 million, during fiscal 2018, 2017 and 2016, respectively. The per share effects were $0.02, $0.01 and $0.02, for fiscal 2018, 2017 and 2016, respectively.

The Finance Act of 2012 (the "2012 Finance Act") was signed into law in India on May 28, 2012. The 2012 Finance Act provides for the taxation of indirect foreign investment in India, including on a retroactive basis. The 2012 Finance Act overrides the Vodafone NL ruling by the Supreme Court of India which held that the Indian Tax Authorities cannot assess capital gains taxes on the sale of shares of non-Indian companies that indirectly own shares in an Indian company. The retroactive nature of these changes in law has been strongly criticized and challenged in the Indian courts; however, there is no assurance that such a challenge will be successful. We have engaged in the purchase of shares of foreign companies that indirectly own shares of an Indian company and internal reorganizations involving Indian companies. The Indian tax authorities may seek to apply the provisions of the 2012 Finance Act to these prior transactions and seek to tax us directly or as a withholding agent or representative assessee of the sellers involved in prior acquisitions. We believe that the 2012 Finance Act does not apply to these prior acquisitions and that we have strong defenses against any claims that might be raised by the Indian tax authorities.

The Company accounts for income tax uncertainties in accordance with Income Taxes (ASC 740), which prescribes a recognition threshold and measurement criteria for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. ASC 740 also provides guidance on the accounting for and disclosure of liabilities for uncertain tax positions, interest and penalties.

In accordance with ASC 740, the Company’s liability for uncertain tax positions was as follows:

	Fiscal Years Ended
(in millions)	March 31, 2018	March 31, 2017
Tax	$219	$192
Interest	40	25
Penalties	25	11
Net of tax attributes	(33)	(26)
Total	$251	$202

The following table summarizes the activity related to the Company’s uncertain tax positions (excluding interest and penalties and related tax attributes):

	Fiscal Years Ended
(in millions)	March 31, 2018	March 31, 2017	April 1, 2016
Balance at beginning of fiscal year	$192	$180	$304
Gross increases related to prior year tax positions	10	14	21
Gross decreases related to prior year tax positions	(12)	(12)	(101)
Gross increases related to current year tax positions	7	10	7
Settlements and statute of limitation expirations	(19)	(7)	(48)
Acquisitions	39	6	3
Foreign exchange and others	2	1	(6)
Balance at end of fiscal year	$219	$192	$180

The Company’s liability for uncertain tax positions at March 31, 2018, March 31, 2017 and April 1, 2016, includes $170 million, $149 million and $122 million, respectively, related to amounts that, if recognized, would affect the effective tax rate (excluding related interest and penalties).

The Company recognizes interest accrued related to uncertain tax positions and penalties as a component of income tax expense. During the year ended March 31, 2018, the Company had net increase in interest expense of $2 million ($2 million net of tax) and net increase in accrued expense for penalties of $0.2 million, and as of March 31, 2018, recognized a liability for interest of $40 million ($36 million net of tax) and penalties of $25 million. The increase in liability in FY18 compared to FY17 is mostly related to acquired interest and penalties from the acquisition of HPES. During the year ended March 31, 2017, the Company had a net decrease in interest of $8 million (decrease of $9 million net of tax) and no change in accrued penalties and as of March 31, 2017, has recognized a liability for interest of $25 million ($20 million net of tax) and penalties of $11 million. During the year ended April 1, 2016, the Company had a net increase in interest of $(6) million ($(4) million net of tax) and a net decrease in accrued penalties of $2 million, and as of April 1, 2016, recognized a liability for interest of $33 million ($29 million net of tax) and penalties of $11 million. The following table presents the change in interest and penalties from the previous reported period, as well as the liability at the end of each period presented:

	As of and for the Fiscal Years Ended
	March 31, 2018	March 31, 2017	April 1, 2016
(in millions)	Increase (Decrease)
Interest	$2	$(8)	$(6)
Interest, net of tax	$2	$(9)	$(4)
Accrued penalties	$—	$—	$2
Liability for interest	$40	$25	$33
Liability for interest, net of tax	$36	$20	$29
Liability for penalties	$25	$11	$11

The Company is currently under examination in several tax jurisdictions. A summary of the tax years that remain subject to examination in certain of the Company’s major tax jurisdictions are:

Jurisdiction:	Tax Years that Remain Subject to Examination (Fiscal Year Ending):
United States – Federal	2008 and forward
United States – Various States	2008 and forward
Australia	2012 and forward
Canada	2010 and forward
France	2013 and forward
Germany	2010 and forward
India	1998 and forward
United Kingdom	2013 and forward

The IRS is examining CSC's federal income tax returns for fiscal 2008 through 2016. With respect to CSC's fiscal 2008 through 2010 federal tax returns, the Company previously entered into negotiations for a resolution through settlement with the IRS Office of Appeals. The IRS examined several issues for this audit that resulted in various audit adjustments. The Company and the IRS Office of Appeals have an agreement in principle as to some but not all of these adjustments. The Company has agreed to extend the statute of limitations associated with this audit through April 30, 2019. In addition, during the first quarter of fiscal 2018, the Company received a Revenue Agent’s Report with proposed adjustments to CSC's fiscal 2011 through 2013 federal returns. The Company has filed a protest of certain of these adjustments to the IRS Office of Appeals. The IRS is also examining CSC's fiscal 2014 through 2016 federal income tax returns. The Company has not received any adjustments for this cycle. The Company continues to believe that its tax positions are more-likely-than-not sustainable and that the Company will ultimately prevail.

In addition, the Company may settle certain other tax examinations, have lapses in statutes of limitations, or voluntarily settle income tax positions in negotiated settlements for different amounts than the Company has accrued as uncertain tax positions. The Company may need to accrue and ultimately pay additional amounts for tax positions that previously met a more likely than not standard if such positions are not upheld. Conversely, the Company could settle positions with the tax authorities for amounts lower than those that have been accrued or extinguish a position though payment. The Company believes the outcomes which are reasonably possible within the next twelve months may result in a reduction in liability for uncertain tax positions of $17 million to $19 million, excluding interest, penalties, and tax carry-forwards.